Waddell & Reed Advisors
                    Municipal
                    High Income
                    Fund, Inc.

                    Annual
                    Report
                    ------------------
                    September 30, 2001

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        27     Statement of Assets and Liabilities

        28     Statement of Operations

        29     Statement of Changes in Net Assets

        30     Financial Highlights

        34     Notes to Financial Statements

        39     Independent Auditors' Report

        40     Income Tax Information

        42     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Municipal High Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
----------------------------------------------------------------------
  September 30, 2001

An interview with Mark J. Otterstrom, portfolio manager of Waddell & Reed Advisors Municipal High Income Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Municipal High Income Fund, Inc. for the fiscal year ended September 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
Considering the market conditions, the Fund performed relatively well, although it underperformed its benchmark index. The Fund's Class A shares increased 2.10 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 6.64 percent for the fiscal year. This compares with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased
10.41 percent for the period, and the Lipper High Yield Municipal Bond Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 6.97 percent for the period.

Why did the Fund lag its benchmark index during the fiscal year?
A weakening economy and declining stock market at the end of last year led to a decline in bond yields. The Fund has had a relatively short duration and did not fully participate in that year-end rally. Additionally, the Fund was underweighted in transportation and essential services sectors. These sectors (with the exception of airlines) have performed well over the last twelve months. It should be noted, however, that the Fund has been underweighted in airline debt, as that sector was hit particularly hard following the terrorist attacks on September 11. Some stabilization in the airline sector had occurred by the end of September, but we believe that no meaningful improvement should be expected until a period of more normal traffic patterns and sharply improved industry cash flows transpires. The short duration and overweighted position in health care credits helped the Fund's return for the first three quarters of 2001, although an underperformance at the end of 2000 affected overall return. Municipal credit spreads narrowed substantially from 2000. The hospital reimbursement environment has continued to improve, allowing some hospitals to return to profitability and healthy cash flows.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Cash flow into the high-yield sector has remained modestly positive. This is a dramatic turn around from a year ago, when almost all funds within this sector were seeing substantial net redemptions. Health care credit quality has continued to improve, and we believe that this trend is likely to continue for some time for selected credits. Following the attacks on September 11, municipal bond rates began to approach historical lows. Since the Federal Reserve began easing interest rates in January 2001, the municipal yield curve has become over 180 basis points steeper. Adding to this environment is the fact that the airline industry has been severely depressed since the terrorist attacks, although, as noted above, we believe that the Fund benefited from being underweighted in the airline sector during this period.

What strategies and techniques did you employ that specifically affected the Fund's performance?
To take advantage of the steeper yield curve, we intend to continue to increase the use of interest rate swap products in an effort to enhance tax-free income. We feel that this can be done without sacrificing the credit quality of the portfolio. Also, we have attempted to increase credit quality whenever the opportunity arises. We have maintained a relatively short duration while trying to maintain higher coupon bonds by selling low coupon, long duration bonds. We have seen substantial interest rate volatility this year, although long-term interest rates have stayed within a relatively tight range.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
The terrorist attacks have changed the way we look at the economy. The initial reaction was a retraction in economic activity. However, given the more aggressive easing by the Federal Reserve since the attacks and the fiscal stimulus on the table in Washington, we believe that we could see an economic rebound over the next fiscal year. A sharp rebound could result in higher inflation expectations being priced into the bond markets. Any increased spending in Washington and the lower tax receipts from a weakened economy will very likely put the Treasury buyback program on hold, in our opinion. Both of these factors could potentially result in substantially higher long-term interest rates in 2002.

We intend to keep the Fund duration relatively short and cash reserves at healthy levels for the foreseeable future. As cash flows into the Fund continue to improve, we may begin to lower our cash on hand. We continue to look for opportunities to increase credit quality in the Fund. Also, we plan to watch the airline sector for a clear indication of traffic improvement and could selectively look to increase our exposure to this sector. We may continue to selectively increase our hospital and life care center holdings, as we believe the health care sector continues to offer ample opportunities for credit improvement and price appreciation.



Respectfully,


Mark J. Otterstrom

Manager
Waddell & Reed Advisors
Municipal High Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment

==== Waddell & Reed Advisors Municipal High Income Fund, Inc., Class A Shares*-- $18,712
++++ Lehman Brothers Municipal Bond Index  -- $19,766
---- Lipper High Yield Municipal Bond Funds Universe Average - $17,615

                      Waddell                 Lipper
                      & Reed              High Yield
                      Advisors    Lehman  Municipal
                      Municipal Brothers       Bond
                      High IncomeMunicipal     Funds
                      Fund, Inc.,   Bond   Universe
                      Class A SharesIndex    Average
                      ------------------ ----------
     9-30-91   Purchase          $ 9,575    $10,000  $10,000
     9-30-92                      10,636     11,046   10,934
     9-30-93                      12,100     12,453   12,224
     9-30-94                      12,106     12,149   12,050
     9-30-95                      13,394     13,509   13,215
     9-30-96                      14,386     14,325   14,019
     9-30-97                      16,034     15,619   15,359
     9-30-98                      17,619     16,980   16,640
     9-30-99                      17,404     16,861   16,315
     9-30-00                      17,548     17,902   16,467
     9-30-01                      18,712     19,766   17,615

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-01          2.10%     1.71%     5.74%     6.45%
5 Years Ended
   9-30-01          4.49%      ---       ---       ---
10 Years Ended
   9-30-01          6.47%      ---       ---       ---
Since inception of
   Class++ through
   9-30-01          ---        1.09%     2.99%     1.91%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

++10-5-99 for Class B shares, 10-8-99 for Class C shares and 12-30-98 for Class
  Y shares (the date on which shares were first acquired and continuously held by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------
Municipal High Income Fund


                               GOALS:  To seek to provide a high level of
                                        income that is not subject to Federal
                                        income tax.  (Income may be subject to
                                        state and local taxes and a significant
                                        portion may be subject to the Federal
                                        alternative minimum tax.)

Strategy
Invests primarily in tax-exempt municipal bonds rated in the lower tier of investment grade or lower, including bonds rated below investment grade, junk bonds and lower-quality unrated bonds. The Fund diversifies its holdings among two main types of municipal bonds: general obligation bonds and revenue bonds.

Founded
1986

Scheduled Dividend Frequency
Monthly

Portfolio Strategy
Ordinarily, at least 75% of assets in medium and lower rated municipal bonds. Generally less than 20% of assets in taxable debt securities.
No more than 25% of assets in industrial revenue bonds of any one industry.

Performance Summary - Class A Shares
          Per Share Data
For the Fiscal Year Ended September 30, 2001
--------------------------------------------
Dividends paid                 $0.28
                               =====
Net asset value on
   9-30-01                     $4.96
   9-30-00                      4.92
                              ------
Change per share               $0.04
                              ======
Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                     Class B
                  -----------------------     -------------------
                      With      Without        With     Without
Period           Sales Load(B)Sales Load(C)  CDSC(D)   CDSC(E)
------            ----------   ----------     ---------  ---------
 1-year period
  ended 9-30-01    2.10%        6.64%           1.71%      5.71%
 5-year period
  ended 9-30-01    4.49%        5.40%            ---        ---
10-year period
  ended 9-30-01    6.47%        6.93%            ---        ---
Since inception
  of Class (F)      ---          ---            1.09%      2.98%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-5-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 9-30-01     5.74%       6.45%
 5-year period
  ended 9-30-01      ---         ---
10-year period
  ended 9-30-01      ---         ---
Since inception
  of Class(D)       2.99%       1.91%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-8-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------
Portfolio Highlights

On September 30, 2001, Waddell & Reed Advisors Municipal High Income Fund, Inc. had net assets totaling $424,709,085 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Municipal High Income Fund, Inc., for every $100 you had invested on September 30, 2001, your Fund owned:

 $20.24 Life Care/Nursing Center Revenue Bonds
  15.68 Other Municipal Bonds
  13.19 Hospital Revenue Bonds
  11.71 Industrial Development Revenue Bonds
  10.46 Cash and Cash Equivalents
   7.67 Housing Revenue Bonds
   3.87 City General Obligation Bonds
   3.86 Airport Revenue Bonds
   3.62 Derivative Bonds
   3.48 Resource Recovery Bonds
   3.48 Water and Sewer Revenue Bonds
   2.74 Special Tax Bonds


                    2001 TAX YEAR TAXABLE EQUIVALENT YIELDS*
---------------------------------------------------------------------------
If your Taxable Income is:
                                    Your        Equivalent
                                  Marginal    Tax Free Yields
   Joint              Single        Tax---------------------------
   return             Return    Bracket Is 5%    6%    7%    8%

$      0- 12,000   $      0- 6,000          10%  5.56  6.67  7.78  8.89

$ 12,001- 45,200  $  6,001- 27,050          15%  5.88  7.06  8.24  9.41

$ 45,201-109,250  $ 27,051- 65,550        27.5%  6.90  8.28  9.66 11.03

$109,251-166,500  $ 65,551-136,750        30.5%  7.19  8.63 10.07 11.51

$166,501-297,350  $136,751-297,350        35.5%  7.75  9.30 10.85 12.40

$297,351 and above$297,351 and above      39.1%  8.21  9.85 11.49 13.14

*Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal High Income Fund, Inc.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value
MUNICIPAL BONDS
ALABAMA - 0.75%
 The Marshall County Health Care Authority,
   Hospital Revenue Refunding Bonds, Series
   1992 (Guntersville-Arab Medical Center),
   7.0%, 10-1-13 .........................    $3,100$  3,178,120
                                                    ------------

ARIZONA - 1.72%
 Hayden-Winkelman Unified School District No.
   41 of Gila County, Arizona, Capital
   Appreciation Refunding Bonds, Series 1995,
   0.0%, 7-1-10 ..........................     6,145   4,063,381
 The Industrial Development Authority of the County
   of Gila, Arizona, Environmental Revenue Refunding
   Bonds (ASARCO Incorporated Project), Series 1998,
   5.55%, 1-1-27 .........................     4,750   3,230,000
                                                    ------------
                                                       7,293,381
                                                    ------------

CALIFORNIA - 1.98%
 California Statewide Communities Development
   Authority, Hospital Refunding Revenue
   Certificates of Participation, Series 1993,
   Cedars-Sinai Medical Center, Inverse
   Floating Rate Security (INFLOS),
   7.981%, 11-1-15 (A) ...................     4,000   4,200,000
 Carson Redevelopment Agency (California),
   Redevelopment Project Area No. 1,
   Tax Allocation Bonds, Series 1993B,
   6.0%, 10-1-16 .........................     1,500   1,631,250
 Certificates of Participation (1991 Capital
   Improvement Project), Bella Vista Water
   District (California),
   7.375%, 10-1-17 .......................     1,500   1,530,000
 Kings County Waste Management Authority, Solid
   Waste Revenue Bonds, Series 1994 (California),
   7.2%, 10-1-14 .........................       940   1,028,125
                                                    ------------
                                                       8,389,375
                                                    ------------
                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value
MUNICIPAL BONDS (Continued)
COLORADO - 4.18%
 Sand Creek Metropolitan District, Adams
   County and City and County of Denver,
   Colorado, General Obligation Limited
   Tax Bonds:
   Series 1998,
   6.625%, 12-1-17 .......................    $3,070$  3,093,025
   Series 1997,
   7.125%, 12-1-16 .......................     2,000   2,067,500
 Rampart Range Metropolitan District No. 1
   (In the City of Lone Tree, Colorado),
   Revenue Bonds (Rampart Range Metropolitan
   District No. 2 Project), Series 2001,
   7.75%, 12-1-26 ........................     4,500   4,516,875
 Aspen Grove Business Improvement District in
   the City of Littleton, Colorado, Limited
   Tax General Obligation Bonds, Series 2001,
   7.625%, 12-1-25 .......................     3,800   3,942,500
 City and County of Denver, Colorado,
   Revenue Bonds (Jewish Community Centers
   of Denver Project), Series 1994:
   8.25%, 3-1-24 .........................     2,390   2,506,513
   7.875%, 3-1-19 ........................       815     848,619
 Deer Creek Metropolitan District, Jefferson
   County, Colorado, General Obligation Bonds,
   Series 2000,
   7.625%, 12-1-19 .......................       750     795,000
                                                    ------------
                                                      17,770,032
                                                    ------------

CONNECTICUT - 2.42%
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-14 ..........................     5,250   5,158,125

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
CONNECTICUT (Continued)
 State of Connecticut Health and Educational
   Facilities Authority, Revenue Bonds,
   Edgehill Issue Series A (Fixed Rate),
   6.875%, 7-1-27 ........................    $2,300$  2,610,500
 Connecticut Development Authority, Pollution
   Control Revenue Refunding Bonds (The
   Connecticut Light and Power Company
   Project - 1993B Series),
   5.95%, 9-1-28 .........................     2,500   2,525,000
                                                    ------------
                                                      10,293,625
                                                    ------------

DISTRICT OF COLUMBIA - 0.51%
 District of Columbia Revenue Bonds
   (National Public Radio Issue),
   Series 1992,
   7.625%, 1-1-13 ........................     2,000   2,165,000
                                                    ------------

FLORIDA - 3.81%
 Sanford Airport Authority (Florida),
   Industrial Development Revenue Bonds
   (Central Florida Terminals, Inc. Project):
   Series 1995A,
   7.75%, 5-1-21 .........................     4,000   3,940,000
   Series 1995C,
   7.5%, 5-1-21 ..........................       500     487,500
 St. Johns County Industrial Development
   Authority, Health Care Revenue
   Bonds, Tax Exempt Series 1997A
   (Bayview Project),
   7.1%, 10-1-26 .........................     4,000   3,565,000
 Escambia County Health Facilities Authority,
   Health Facilities Revenue Bonds (Azalea
   Trace, Inc.), Series 1997,
   6.0%, 1-1-15 ..........................     3,000   2,902,500

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value
MUNICIPAL BONDS (Continued)
FLORIDA (Continued)
 Sarasota County (Florida) Health Facilities
   Authority, Health Care Facilities Revenue
   Refunding Bonds, Series 1995 (Sarasota-
   Manatee Jewish Housing Council, Inc.
   Project),
   6.7%, 7-1-25 ..........................    $3,000$  2,355,000
 Dade County Industrial Development Authority,
   Industrial Development Revenue Bonds,
   Series 1995 (Miami Cerebral Palsy
   Residential Services, Inc. Project),
   8.0%, 6-1-22 ..........................     1,700   1,753,125
 City of Fort Walton Beach, First Mortgage
   Industrial Development Revenue Bonds,
   Series 1986 (Ft. Walton Beach Ventures,
   Inc. Project),
   10.5%, 12-1-16 ........................     1,190   1,195,081
                                                    ------------
                                                      16,198,206
                                                    ------------

GEORGIA - 1.59%
 Coffee County Hospital Authority (Georgia),
   Revenue Anticipation Certificates (Coffee
   Regional Medical Center, Inc. Project),
   Series 1997A,
   6.75%, 12-1-16 ........................     5,000   5,143,750
 Savannah Economic Development Authority,
   First Mortgage Revenue Bonds (Senior Care
   Group, Inc. - Shadowmoss Project),
   Series 1999A,
   6.75%, 7-1-29 .........................     3,185   1,592,500
                                                    ------------
                                                       6,736,250
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
ILLINOIS - 4.82%
 City of Chicago, Chicago O'Hare International
   Airport, Second Lien Passenger Facility Charge
   Revenue Bonds, Series 2001 A:
   9.02%, 7-1-09 (A) .....................    $3,330$  3,858,637
   9.02%, 7-1-09 (A) .....................     1,670   1,843,263
 Bloomington-Normal Airport Authority of
   McLean County, Illinois, Central Illinois
   Regional Airport, Passenger Facility Charge
   Revenue Bonds, Series 2001:
   6.35%, 12-15-24 .......................     2,975   2,807,656
   6.05%, 12-15-19 .......................     1,000     937,500
 Illinois Development Finance Authority Revenue
   Bonds, Series 1993C (Catholic Charities
   Housing Development Corporation Project),
   6.1%, 1-1-20 ..........................     2,500   2,500,000
 Village of Lansing, Illinois, Landings
   Redevelopment Project Area, Tax Increment
   Refunding Revenue Bonds (Limited Sales
   Tax Pledge), Series 1992,
   7.0%, 12-1-08 .........................     2,000   2,095,000
 Village of Maywood, General Obligation Corporate
   Purpose Bonds, Series 2001C,
   5.5%, 1-1-21 ..........................     2,000   2,007,500
 Village of Hodgkins, Cook County, Illinois,
   Tax Increment Revenue Refunding Bonds,
   Series 1995A,
   7.625%, 12-1-13 .......................     1,750   1,872,500
 Illinois Health Facilities Authority,
   Revenue Refunding Bonds, Series 1998
   (Lifelink Corporation Obligated Group),
   5.7%, 2-15-24 .........................     1,750   1,397,813
 Village of Bourbonnais, Kankakee County, Illinois,
   Sewerage Revenue Bonds, Series 1993,
   7.25%, 12-1-12 ........................     1,085   1,167,731
                                                    ------------
                                                      20,487,600
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value
MUNICIPAL BONDS (Continued)
INDIANA - 0.31%
 City of Carmel, Indiana, Retirement Rental Housing
   Revenue Refunding Bonds (Beverly Enterprises -
   Indiana, Inc. Project), Series 1992,
   8.75%, 12-1-08 ........................    $1,255$  1,316,181
                                                    ------------

IOWA - 2.19%
 City of Creston, Iowa, Industrial Development
   Revenue Bonds, Series 1997A (CF Processing,
   L.C. Project),
   8.0%, 8-1-26 ..........................     5,000   5,162,500
 City of Cedar Rapids, Iowa, First Mortgage
   Revenue Bonds, Series 1998-A (Cottage Grove
   Place Project),
   5.875%, 7-1-28 ........................     5,000   4,143,750
                                                    ------------
                                                       9,306,250
                                                    ------------

KANSAS - 3.43%
 Kansas Development Finance Authority:
   Multifamily Housing Revenue Bonds, Series 1998K
   (Pioneer Olde Town Apartments Project),
   6.5%, 10-1-30 .........................     3,200   3,032,000
   Community Provider Loan Program (Community
   Living Opportunities, Inc.), Series
   1992A Revenue Bonds,
   8.875%, 9-1-11 ........................     2,790   2,862,345
 Certificates of Participation, Series 1998A,
   Evidencing Proportionate Interests of the
   Owners Thereof in Rental Payments to be
   Made by the City of Spring Hill, Kansas, to
   Spring Hill Golf Corporation,
   6.5%, 1-15-28 .........................     4,000   3,745,000
 City of Olathe, Kansas, Senior Living Facility
   Revenue Bonds (Aberdeen Village, Inc.),
   Series 2000A,
   8.0%, 5-15-30 .........................     3,255   3,352,650

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
KANSAS (Continued)
 City of Prairie Village, Kansas, Revenue Bonds
   (Claridge Court Project), Series 1993A:
   8.75%, 8-15-23 ........................    $1,000$  1,058,750
   8.5%, 8-15-04 .........................       500     528,750
                                                    ------------
                                                      14,579,495
                                                    ------------

KENTUCKY - 0.25%
 County of Perry, Kentucky, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1994,
   7.0%, 6-1-24 ..........................     1,000   1,048,750
                                                    ------------

LOUISIANA - 1.45%
 Louisiana Public Facilities Authority, Revenue
   Bonds (Progressive Healthcare Providers/
   Louisiana, Inc. Project), Series 1998:
   6.375%, 10-1-20 .......................     2,000   1,630,000
   6.375%, 10-1-28 .......................     2,000   1,565,000
   5.75%, 10-1-03 ........................       895     874,862
 Board of Commissioners of the Port of New
   Orleans, Industrial Development Revenue
   Refunding Bonds (Continental Grain Company
   Project), Series 1993,
   7.5%, 7-1-13 ..........................     2,000   2,087,500
                                                    ------------
                                                       6,157,362
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MAINE - 2.11%
 Maine Health and Higher Educational Facilities
   Authority, Revenue Bonds, Piper Shores
   Issue, Series 1999A:
   7.55%, 1-1-29 .........................    $5,000$  5,025,000
   7.5%, 1-1-19 ..........................     1,000   1,005,000
 Maine Veterans' Homes, Revenue Bonds,
   1995 Series,
   7.75%, 10-1-20 ........................     2,810   2,925,912
                                                    ------------
                                                       8,955,912
                                                    ------------
MARYLAND - 0.77%
 Maryland Economic Development Corporation,
   Senior Lien Revenue Bonds (Rocky Gap
   Golf Course and Hotel/Meeting Center
   Project), Series 1996 A,
   8.375%, 10-1-09 .......................     3,250   3,250,000
                                                    ------------

MASSACHUSETTS - 5.29%
 Massachusetts Industrial Finance Agency:
   First Mortgage Revenue Bonds, Reeds
   Landing Project, Series 1993,
   7.1%, 10-1-28 .........................    10,660  10,353,525
   Resource Recovery Revenue Bonds (SEMASS
   Project), Series 1991B,
   9.25%, 7-1-15 .........................     4,700   4,885,368
   Resource Recovery Revenue Refunding Bonds
   (Ogden Haverhill Project), Series 1998A
   Bonds,
   5.6%, 12-1-19 .........................     2,500   2,378,125
   Revenue Bonds, Beaver Country Day School
   Issue, Series 1992, Subseries A,
   8.1%, 3-1-08 ..........................     1,100   1,131,625

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MASSACHUSETTS (Continued)
 Massachusetts Health and Educational Facilities
   Authority, Revenue Bonds, Caritas Christi
   Obligated Group Issue, Series A,
   5.625%, 7-1-20 ........................    $3,900$  3,714,750
                                                    ------------
                                                      22,463,393
                                                    ------------

MINNESOTA - 0.56%
 City of Coon Rapids, Minnesota, Multifamily
   Housing Revenue Bonds (Wedum Redwood
   Terrace, LLC Project), Series 1999A,
   6.375%, 11-1-29 .......................     1,450   1,392,000
 City of Perham, Minnesota, General Obligation
   Disposal System Revenue Bonds, Series 2001,
   6.0%, 5-1-22 ..........................     1,000   1,002,500
                                                    ------------
                                                       2,394,500
                                                    ------------

MISSOURI - 6.65%
 Missouri Development Finance Board, Infrastructure
   Facilities Revenue Bonds, City of Independence,
   Missouri:
   Santa Fe Redevelopment Project,
   Series 2001,
   5.25%, 4-1-23 .........................     3,475   3,388,125
   Eastland Center Project Phase II,
   Series 2000B,
   6.0%, 4-1-21...........................     2,100   2,126,250
 Tax Increment Financing Commission of Kansas
   City, Missouri, Tax Increment Revenue Bond
   Anticipation Bonds (Briarcliff West Project),
   Series 2001A,
   6.75%, 4-1-02 .........................     4,000   4,000,600

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
 The Industrial Development Authority of the
   City of Kansas City, Missouri:
   Revenue Bonds (The Bishop Spencer Place,
   Incorporated Project), Series 1994,
   8.0%, 9-1-16 ..........................    $2,000$  2,125,000
   Multifamily Housing Revenue Bonds (Village
   Green Apartments Project), Series 1998,
   6.25%, 4-1-30 .........................     1,730   1,604,575
 Missouri Housing Development Commission,
   Multifamily Housing Revenue Bonds (The Mansion
   Apartments Phase II Project), Series 1999,
   6.17%, 10-1-32 ........................     3,915   3,518,606
 The Industrial Development Authority of
   the City of St. Louis, Missouri,
   Industrial Revenue Refunding Bonds
   (Kiel Center Multipurpose Arena Project),
   Series 1992,
   7.75%, 12-1-13 ........................     3,335   3,472,569
 The Industrial Development Authority of the
   City of Cameron, Missouri, Health Facilities
   Revenue Bonds (Cameron Community Hospital),
   Series 2000,
   6.25%, 12-1-21 ........................     3,250   3,363,750
 The City of Lake Saint Louis, Missouri,
   Public Facilities Authority, Certificates
   of Participation (Municipal Golf Course
   Project), Series 1993,
   7.55%, 12-1-14 ........................     2,000   2,180,000
 Johnson County, Missouri, Hospital Revenue
   Bonds (Western Missouri Medical Center
   Project), Series 2000,
   6.0%, 6-1-25 ..........................     1,515   1,545,300


                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
 The Industrial Development Authority
   of Callaway County, Missouri,
   Industrial Development Revenue Bonds
   (A.P. Green Refractories Co. Project),
   Series 1984,
   8.6%, 11-1-14 .........................   $   900$    930,375
                                                    ------------
                                                      28,255,150
                                                    ------------

NEVADA - 0.65%
 Reno-Sparks Convention & Visitors
   Authority, Nevada, Limited Obligation
   Medium-Term Refunding Bonds, Series
   November 1, 1996,
   6.0%, 11-1-06 .........................     2,640   2,739,000
                                                    ------------

NEW HAMPSHIRE - 1.53%
 State of New Hampshire, Turnpike
   System Revenue Bonds, 1994 Series C,
   Inverse Floating Rate Security
   (INFLOS),
   7.97%, 2-1-24 (A) .....................     5,600   5,481,000
 Lisbon Regional School District, New
   Hampshire, General Obligation Capital
   Appreciation School Bonds,
   0.0%, 2-1-13 ..........................     1,280   1,024,000
                                                    ------------
                                                       6,505,000
                                                    ------------


                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
NEW JERSEY - 2.59%
 New Jersey Economic Development Authority:
   Economic Development Bonds, Kapkowski
   Road Landfill Reclamation Improvement
   District Project (City of Elizabeth),
   Series 1998A:
   6.375%, 4-1-18 ........................    $2,385$  2,548,969
   0.0%, 4-1-11 ..........................     1,740   1,030,950
   First Mortgage Revenue Fixed Rate Bonds
   (Winchester Gardens at Ward Homestead
   Project), Series 1996A,
   8.625%, 11-1-25 .......................     3,000   3,146,250
 New Jersey Health Care Facilities Financing
   Authority, Revenue Bonds, Englewood Hospital
   and Medical Center Issue, Series 1994,
   6.75%, 7-1-24 .........................     4,280   4,285,350
                                                    ------------
                                                      11,011,519
                                                    ------------

NEW MEXICO - 0.76%
 New Mexico Hospital Equipment Loan Council,
   Hospital Revenue Bonds (Memorial Medical
   Center, Inc. Project), Series 1998,
   5.5%, 6-1-28 ..........................     3,720   3,213,150
                                                    ------------

NEW YORK - 3.20%
 New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue Bonds, Inverse
   Rate Securities, Fiscal 1994 Series E,
   Newly Linked Bonds,
   5.35%, 6-15-12 ........................     5,500   5,713,125
 Tompkins County Industrial Development
   Agency, Life Care Community Revenue Bonds,
   1994 (Kendal at Ithaca, Inc. Project),
   7.875%, 6-1-24 ........................     4,035   4,241,794

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
NEW YORK (Continued)
 Suffolk County Industrial Development Agency (New
   York), Continuing Care Retirement Community:
   Fixed Rate Revenue Bonds (Peconic Landing at
   Southold, Inc. Project - Series 2000A),
   8.0%, 10-1-20 .........................    $2,000$  2,062,500
   First Mortgage Fixed Rate Revenue Bonds
   (Jefferson's Ferry Project - Series 1999A),
   7.2%, 11-1-19 .........................     1,500   1,565,625
                                                    ------------
                                                      13,583,044
                                                    ------------

NORTH CAROLINA - 0.86%
 City of Durham, North Carolina, Multifamily
   Housing Revenue Bonds (Ivy Commons Project),
   Series 1997,
   8.0%, 3-1-29 ..........................     2,155   2,060,719
 City of Charlotte, North Carolina, Charlotte/
   Douglas International Airport, Special
   Facility Refunding Revenue Bonds, Series 1998
   (US Airways, Inc. Project),
   5.6%, 7-1-27 ..........................     3,075   1,599,000
                                                    ------------
                                                       3,659,719
                                                    ------------

NORTH DAKOTA - 0.60%
 City of Grand Forks, North Dakota, Senior
   Housing Revenue Bonds (4000 Valley
   Square Project), Series 1997:
   6.25%, 12-1-34 ........................     2,000   1,462,500
   6.375%, 12-1-34 .......................     1,480   1,100,750
                                                    ------------
                                                       2,563,250
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
OHIO - 2.09%
 Ohio Water Development Authority, State of
   Ohio, Solid Waste Disposal Revenue Bonds
   (Bay Shore Power Project), Tax-Exempt
   Series 1998 A,
   5.875%, 9-1-20 ........................    $6,000$  5,242,500
 City of Toledo, Ohio, Multifamily Housing
   Mortgage Revenue Bonds, Series 1998-A
   (Hillcrest Apartments Project),
   6.125%, 12-1-29 .......................     3,995   3,615,475
                                                    ------------
                                                       8,857,975
                                                    ------------

OKLAHOMA - 1.92%
 Bixby Public Works Authority, Utility
   System Revenue Bonds, Refunding
   Series 1994,
   7.25%, 11-1-19 ........................     2,685   2,896,444
 The Broken Arrow Public Golf Authority
   (Broken Arrow, Oklahoma), Recreational
   Facilities Revenue Bonds, Series 1995,
   7.25%, 8-1-20 .........................     2,025   2,111,062
 Trustees of the Oklahoma Ordnance Works
   Authority, Industrial Development Revenue
   Refunding Bonds (A.P. Green Industries,
   Inc. Project), Series 1992,
   8.5%, 5-1-08 ..........................     1,600   1,652,832
 The Guthrie Public Works Authority
   (Guthrie, Oklahoma), Utility System
   Revenue Bonds, Series 1994A,
   6.75%, 9-1-19 .........................     1,415   1,503,438
                                                    ------------
                                                       8,163,776
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
OREGON - 0.35%
 Myrtle Creek Building Authority, Gross
   Revenue Bonds, Series 1996A (Myrtle Creek
   Golf Course Project),
   8.0%, 6-1-21 (B) ......................    $3,000$  1,500,000
                                                    ------------

PENNSYLVANIA - 7.49%
 Allegheny County Hospital Development
   Authority, Health System Revenue Bonds,
   Series 2000B (West Penn Allegheny
   Health System),
   9.25%, 11-15-22 .......................    13,000  13,845,000
 Delaware County Authority (Pennsylvania),
   First Mortgage Revenue Bonds, Series 1994
   (Riddle Village Project),
   8.25%, 6-1-22 .........................     3,930   4,529,325
 Philadelphia Authority for Industrial
   Development, Commercial Development
   Revenue Refunding Bonds (Doubletree
   Guest Suites Project), Series 1997A,
   6.5%, 10-1-27..........................     3,500   3,570,000
 Clearfield Hospital Authority, Hospital
   Revenue and Refunding Bonds (Clearfield
   Hospital Project), Series 1994,
   6.875%, 6-1-16 ........................     3,125   3,191,406
 Allegheny County Industrial Development
   Authority (Pennsylvania), Environmental
   Improvement Revenue Bonds (USX Corporation
   Project), Refunding Series A 1994,
   6.7%, 12-1-20 .........................     2,495   2,585,444
 Allentown Area Hospital Authority, Hospital
   Revenue Bonds (Sacred Heart Hospital of
   Allentown), Series A of 1993,
   6.75%, 11-15-14 .......................     2,865   2,510,456

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
PENNSYLVANIA (Continued)
 South Wayne County Water and Sewer Authority
   (Wayne County, Pennsylvania), Sewer Revenue
   Bonds, Series of 1992,
   8.2%, 4-15-13 .........................    $1,525$  1,573,556
                                                    ------------
                                                      31,805,187
                                                    ------------

RHODE ISLAND - 0.75%
 City of Providence, Rhode Island, Special
   Obligation Tax Increment Bonds, Series D,
   6.65%, 6-1-16 .........................     2,000   2,120,000
 Rhode Island Health and Educational Building
   Corporation, Hospital Financing Revenue Bonds,
   St. Joseph Health Services of Rhode Island
   Issue, Series 1999,
   5.75%, 10-1-14 ........................     1,100   1,080,750
                                                    ------------
                                                       3,200,750
                                                    ------------

SOUTH CAROLINA - 4.14%
 Tobacco Settlement Revenue Management Authority,
   Tobacco Settlement Asset-Backed Bonds,
   Series 2001B (Tax-Exempt),
   6.375%, 5-15-28 .......................     8,750   9,285,938
 Connector 2000 Association, Inc., Toll Road
   Revenue Bonds (Southern Connector Project,
   Greenville, South Carolina), Senior Capital
   Appreciation Bonds, Series 1998B:
   0.0%, 1-1-35 ..........................    17,000   1,487,500
   0.0%, 1-1-36 ..........................    11,000     893,750
 McCormick County, South Carolina, Hospital
   Facilities Revenue Refunding and Improvement
   Bonds, Series 1997 (McCormick Health Care
   Center Project),
   7.0%, 3-1-18 ..........................     2,530   2,359,225

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
SOUTH CAROLINA (Continued)
 South Carolina State Housing, Finance
   and Development Authority, Multifamily
   Housing Mortgage Revenue Bonds (United
   Dominion-Plum Chase), Series 1991,
   8.5%, 10-1-21 .........................    $2,000$  2,062,440
 South Carolina Jobs - Economic Development Authority,
   Solid Waste Recycling Facilities Revenue Bonds
   (Santee River Rubber Project):
   Tax-Exempt Series 1998A,
   8.0%, 12-1-14 (B) .....................     4,000     920,000
   Tax-Exempt Series 1998B,
   9.0%, 12-1-11 (B) .....................     2,460     565,800
                                                    ------------
                                                      17,574,653
                                                    ------------

SOUTH DAKOTA - 0.49%
 South Dakota Health and Educational
   Facilities Authority, Refunding Revenue
   Bonds (Westhills Village Retirement
   Community Issue), Series 1993,
   7.25%, 9-1-13 .........................     2,000   2,077,500
                                                    ------------

TENNESSEE - 0.66%
 The Health and Educational Facilities
   Board of the City of Crossville, Tennessee,
   Hospital Revenue Improvement Bonds,
   Series 1992 (Cumberland Medical Center),
   6.75%, 11-1-12 ........................     2,000   2,060,000
 Upper Cumberland Gas Utility District
   (of Cumberland County, Tennessee),
   Gas System Revenue Bonds, Series 1996,
   7.0%, 3-1-16 (B) ......................     1,400     770,000
                                                    ------------
                                                       2,830,000
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value
MUNICIPAL BONDS (Continued)
TEXAS - 7.60%
 AllianceAirport Authority, Inc., Special
   Facilities Revenue Bonds:
   Series 1991 (American Airlines, Inc.
   Project),
   7.0%, 12-1-11 .........................    $4,700$  4,406,250
   Series 1996 (Federal Express Corporation
   Project),
   6.375%, 4-1-21 ........................     4,000   4,080,000
 Lubbock Health Facilities Development
   Corporation, Fixed Rate First Mortgage
   Revenue Bonds (Carillon, Inc. Project),
   Series 1999A,
   6.5%, 7-1-19 ..........................     8,000   7,420,000
 Lufkin Health Facilities Development Corporation,
   Health System Revenue Bonds (Memorial Health
   System of East Texas):
   Series 1998:
   5.0%, 2-15-08 .........................     2,680   2,525,900
   5.7%, 2-15-28 .........................     2,150   1,768,375
   Series 1995,
   6.875%, 2-15-26 .......................     1,000     978,750
 North Central Texas Health Facilities Development
   Corporation, Retirement Facility Revenue Bonds
   (Northwest Senior Housing Corporation -
   Edgemere Project), Series 1999A, Fixed
   Rate Bonds,
   7.5%, 11-15-29 ........................     4,000   4,095,000
 Alvarado Industrial Development Corporation,
   Industrial Development Revenue Bonds
   (Rich-Mix Products of Texas, Inc. Project),
   Series 1996,
   7.75%, 3-1-10 .........................     2,440   2,461,350
 City of Houston Housing Corporation
   No. 1, First Lien Revenue Refunding
   Bonds, Series 1996 (6800 Long Drive
   Apartments - Section 8 New Construction
   Program), Houston, Texas,
   6.625%, 2-1-20 ........................     2,305   2,328,050

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001                    Principal
                                           Amount in
                                           Thousands       Value
MUNICIPAL BONDS (Continued)
TEXAS (Continued)
 City of Houston, Texas, Airport System Subordinate
   Lien Revenue Bonds, Series 2000A (AMT),
   5.625%, 7-1-20 ........................   $ 2,150$  2,209,125
                                                    ------------
                                                      32,272,800
                                                    ------------

UTAH - 2.89%
 Tooele County, Utah, Hazardous Waste
   Treatment Revenue Bonds (Union Pacific
   Corporation/USPCI, Inc. Project),
   Series A,
   5.7%, 11-1-26 .........................     9,000   8,583,750
 Utah Housing Finance Agency, Revenue Bonds
   (RHA Community Services of Utah, Inc.
   Project), Series 1997A,
   6.875%, 7-1-27 ........................     2,440   2,348,500
 Carbon County, Utah, Solid Waste Disposal
   Facility Revenue Refunding Bonds
   (Sunnyside Cogeneration Associates Project):
   Series 1999A,
   7.1%, 8-15-23 .........................     1,200   1,224,000
   Series 1999B,
   0.0%, 8-15-24 .........................       390     100,912
                                                    ------------
                                                      12,257,162
                                                    ------------

VIRGINIA - 2.23%
 Norfolk Redevelopment and Housing Authority,
   Multifamily Rental Housing Facility Revenue
   Bonds, Series 1996 (1016 Limited Partnership -
   Sussex Apartments Project),
   8.0%, 9-1-26 ..........................     3,465   3,378,375
 Fairfax County Redevelopment and Housing
   Authority, Multifamily Housing Revenue
   Refunding Bonds (Burke Shire Commons
   Apartments Project), Series 1996,
   7.6%, 10-1-36 .........................     3,000   3,183,750

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
VIRGINIA (Continued)
 Pocahontas Parkway Association, Route 895
   Connector, Toll Road Revenue Bonds, Senior
   Capital Appreciation Bonds, Series 1998B,
   0.0%, 8-15-18 .........................   $ 9,000$  2,913,750
                                                    ------------
                                                       9,475,875
                                                    ------------

WASHINGTON - 1.17%
 Port of Anacortes, Washington, Revenue and
   Refunding Bonds, 1998 Series A (AMT),
   5.625%, 9-1-16 ........................     3,790   3,685,775
 Housing Authority of the City of Seattle,
   Low-Income Housing Assistance Revenue
   Bonds, 1995 (GNMA Collateralized Mortgage
   Loan - Kin On Project),
   7.4%, 11-20-36 ........................     1,142   1,286,177
                                                    ------------
                                                       4,971,952
                                                    ------------

WEST VIRGINIA - 0.38%
 Upshur County, West Virginia, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1995,
   7.0%, 7-15-25 .........................     1,500   1,597,500
                                                    ------------

WISCONSIN - 2.40%
 Wisconsin Health and Educational Facilities
   Authority, Revenue Bonds, Series 1995:
   National Regency of New Berlin, Inc.
   Project,
   8.0%, 8-15-25 .........................     4,405   4,663,794
   Hess Memorial Hospital Association, Inc.
   Project,
   7.75%, 11-1-15 ........................     3,400   3,604,000

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands       Value

MUNICIPAL BONDS (Continued)
WISCONSIN (Continued)
 City of Superior, Wisconsin, Water Supply
   Facilities Revenue Refunding Bonds
   (Superior Water, Light and Power Company
   Project), Series 1996,
   6.125%, 11-1-21 .......................   $ 1,910$  1,924,325
                                                    ------------
                                                      10,192,119
                                                    ------------

TOTAL MUNICIPAL BONDS - 89.54%                      $380,290,513
 (Cost: $387,669,252)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.01%
 du Pont (E.I.) de Nemours and Company,
   2.29395%, Master Note .................        43      43,000
                                                    ------------

 Food and Kindred Products - 0.53%
 General Mills, Inc.,
   2.8163%, Master Note ..................     2,246   2,246,000
                                                    ------------

Total Commercial Paper - 0.54%                         2,289,000

Municipal Obligations
 Arizona - 1.11%
 The Industrial Development Authority of the
   County of Maricopa, Variable Rate Demand
   Multifamily Housing Revenue Bonds (Gran
   Victoria Housing LLC Project), Series 2000A
   (Fannie Mae),
   2.25%, 10-4-01 ......................     4,700     4,700,000
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value
SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 California - 1.18%
 City of Azusa, California, Multifamily Housing
   Revenue Refunding Bonds (Pacific Glen Apartments
   Project), Series 1994 (Fannie Mae),
   2.15%, 10-4-01 ......................    $5,000  $  5,000,000
                                                    ------------

 Colorado - 1.83%
 Colorado Agricultural Development Authority,
   Adjustable Rate Industrial Development Revenue Bonds
   (Royal Crest Dairy, Inc. Project), Series 1998
   (UMB Bank Colorado),
   3.05%, 10-3-01 ......................     3,500     3,500,000
 Colorado Health Facilities Authority, Revenue
   Refunding Bonds (Christian Living Campus -
   University Hills Project), Series 1997 (US Bank Trust N.A.),
   3.55%, 10-3-01 ......................     2,530     2,530,000
 287/42 General Improvement District (in the City
   of Lafayette, Colorado), General Obligation
   Limited Tax Bonds, Series 2000 (U.S. Bank
   National Association),
   2.4%, 10-4-01 .......................     1,750     1,750,000
                                                    ------------
                                                       7,780,000
                                                    ------------
 Florida - 0.03%
 Florida Housing Finance Agency, Multi-Family Housing
   Revenue Refunding Bonds, 1987 Series A (The Crossings
   Project), (Freddie Mac),
   2.2%, 10-3-01 .......................       150       150,000
                                                    ------------

 Minnesota - 0.78%
 City of Burnsville, Minnesota, Multifamily Housing
   Revenue Refunding Bonds (Berkshire of
   Burnsville), Series 2000A (Federal
   National Mortgage Association),
   2.25%, 10-4-01 ......................     3,300     3,300,000
                                                    ------------

                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands       Value
SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 Missouri - 0.64%
 Health and Educational Facilities Authority
   of the State of Missouri, Variable Rate
   Demand Educational Facilities Revenue Bonds
   (Kansas City Art Institute), Series 1999
   (Commerce Bank, N.A.),
   2.9%, 10-1-01 .......................    $2,700  $  2,700,000
                                                    ------------

 Montana - 0.38%
 Montana Health Facility Authority, Health
   Care Revenue Bonds (Pooled Loan Program),
   1985 Series A (Norwest Bank Minnesota,
   National Association),
   2.3%, 10-4-01 .......................     1,625     1,625,000
                                                    ------------

 Oklahoma - 1.14%
 Tulsa Industrial Authority, Multifamily Housing
   Revenue Bonds (Park Chase Apartments Project),
   Series 1999A-1 (Federal National Mortgage
   Association),
   2.25%, 10-4-01 ......................     4,856     4,856,000
                                                    ------------

 Washington - 1.15%
 Washington Health Care Facilities Authority,
   Variable Rate Demand Revenue Bonds (Fred
   Hutchinson Cancer Research Center, Seattle),
   Series 1991B (Morgan Guaranty Trust Company
   of New York),
   2.65%, 10-1-01 ......................     4,900     4,900,000
                                                    ------------

Total Municipal Obligations - 8.24%                   35,011,000

TOTAL SHORT-TERM SECURITIES - 8.78%                 $ 37,300,000
 (Cost: $37,300,000)


                See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND
     September 30, 2001

                                                            Value

TOTAL INVESTMENT SECURITIES - 98.32%                $417,590,513
 (Cost: $424,969,252)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.68%      7,118,572

NET ASSETS - 100.00%                                $424,709,085




Notes to Schedule of Investments

(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.

(B) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

    See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

    See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
MUNICIPAL HIGH INCOME FUND
September 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value (Notes 1 and 3) .      $417,591
 Cash .............................................           493
 Receivables:
   Interest ........................................        7,852
   Fund shares sold.................................          652
 Prepaid insurance premium ........................             7
                                                         --------
    Total assets ..................................       426,595
LIABILITIES                                              --------
 Payable to Fund shareholders .....................         1,541
 Dividends payable ................................           181
 Accrued service fee (Note 2) .....................            81
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           32
 Accrued management fee (Note 2) ..................            18
 Accrued distribution fee (Note 2) ................             7
 Accrued accounting services fee (Note 2) .........             6
 Other ............................................            20
                                                         --------
    Total liabilities .............................         1,886
                                                         --------
      Total net assets .............................     $424,709
NET ASSETS                                               ========
 $1.00 par value capital stock:
   Capital stock ...................................     $ 85,606
   Additional paid-in capital ......................      363,017
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss
    on investment transactions ....................       (16,535)
   Net unrealized depreciation in value of
    investments ...................................        (7,379)
    Net assets applicable to outstanding                 --------
      units of capital .............................     $424,709
Net asset value per share (net assets divided            ========
 by shares outstanding):
 Class A ..........................................        $4.96
 Class B ..........................................        $4.96
 Class C ..........................................        $4.96
 Class Y ..........................................        $4.96
Capital shares outstanding:
 Class A ..........................................       84,354
 Class B ..........................................          574
 Class C ..........................................          677
 Class Y ..........................................            1
Capital shares authorized ..........................     300,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
MUNICIPAL HIGH INCOME FUND
For the Fiscal Year Ended September 30, 2001
(In Thousands)

INVESTMENT INCOME
 Interest and amortization (Note 1B) ..............       $27,612
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        2,185
   Service fee:
    Class A........................................           925
    Class B........................................             4
    Class C........................................             5
   Legal fees.......................................          449
   Transfer agency and dividend disbursing:
    Class A........................................           409
    Class B........................................             4
    Class C........................................             3
   Distribution fee:
    Class A........................................            56
    Class B........................................            14
    Class C........................................            14
   Accounting services fee .........................           71
   Custodian fees ..................................           23
   Audit fees ......................................           18
   Other ...........................................          114
                                                          -------
    Total expenses ................................         4,294
                                                          -------
      Net investment income ........................       23,318
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTES 1 AND 3)
 Realized net loss on investments .................       (10,923)
 Unrealized appreciation in value of
   investments during the period ...................       14,066
                                                          -------
   Net gain on investments .........................        3,143
                                                          -------
    Net increase in net assets resulting
      from operations ..............................      $26,461
                                                          =======


                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
MUNICIPAL HIGH INCOME FUND
(In Thousands)

                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                            2001            2000
Increase (Decrease) in Net Assets     --------------  ------------
 Operations:
   Net investment income ...............    $ 23,318    $ 27,196
   Realized net loss on
    investments .......................      (10,923)     (5,257)
   Unrealized appreciation
    (depreciation) ....................      14,066      (20,065)
                                            --------    --------
    Net increase in net assets resulting
      from operations ..................      26,461       1,874
                                            --------    --------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A ...........................      (23,143)    (27,143)
    Class B ...........................          (85)        (32)
    Class C ...........................          (90)        (21)
    Class Y ...........................          ---**       ---**
   From realized net gains on investment
    transactions:
    Class A ...........................          ---         ---
    Class B ...........................          ---         ---
    Class C ...........................          ---         ---
    Class Y ...........................          ---         ---
   In excess of realized capital gains:
    Class A ...........................          ---        (335)
    Class B ...........................          ---          (1)
    Class C ...........................          ---         ---**
    Class Y ...........................          ---         ---**
                                            --------    --------
                                             (23,318)    (27,532)
                                            --------    --------
 Capital share transactions
   (Note 5) ............................       2,502     (65,145)
                                            --------    --------
    Total increase (decrease) .........        5,645     (90,803)
NET ASSETS
 Beginning of period ..................      419,064     509,867
                                            --------    --------
 End of period ........................     $424,709    $419,064
                                            ========    ========
   Undistributed net investment income .        $---        $---
                                                ====        ====

 *See "Financial Highlights" on pages 30 - 33.
**Not shown due to rounding.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL HIGH INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               2001   2000   1999   1998   1997
                            ------- ------ ------ ------ ------
Net asset value,
 beginning of
 period ...........          $4.92  $5.19  $5.69  $5.55  $5.31
                             -----  -----  -----  -----  -----
Income (loss) from investment
 operations:
 Net investment
   income...........          0.28   0.30   0.31   0.32   0.34
 Net realized and
   unrealized gain (loss)
   on investments ..          0.04  (0.27) (0.37)  0.21   0.25
                              -----  -----  -----  -----  -----
Total from investment
 operations .......           0.32   0.03  (0.06)  0.53   0.59
Less distributions:           -----  -----  -----  -----  -----
 Declared from net.
   investment income         (0.28) (0.30) (0.31) (0.32) (0.34)
 From capital gains          (0.00) (0.00) (0.13) (0.07) (0.01)
 In excess of capital
   gains ...........         (0.00) (0.00)*(0.00)*(0.00) (0.00)
                              -----  -----  -----  -----  -----
Total distributions.         (0.28) (0.30) (0.44) (0.39) (0.35)
                              -----  -----  -----  -----  -----
Net asset value, end
 of period ........          $4.96  $4.92  $5.19  $5.69  $5.55
                              =====  =====  =====  =====  =====
Total return** .....          6.64%  0.83% -1.22%  9.88% 11.45%
Net assets, end
 of period (in
 millions).........           $419   $417   $510   $522   $474
Ratio of expenses to
 average net
 assets ...........           1.02%  0.94%  0.87%  0.82%  0.78%
Ratio of net investment
 income to average
 net assets .......           5.61%  6.08%  5.59%  5.72%  6.19%
Portfolio turnover
 rate .............          22.37% 22.41% 26.83% 35.16% 19.47%

  *Not shown due to rounding.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL HIGH INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-5-99*
                              ended        through
                            9-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $4.92          $5.16
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income        0.23           0.25
 Net realized and
   unrealized gain (loss)
   on investments ..          0.04          (0.24)
                              ----           ----
Total from investment
 operations .......           0.27           0.01
                              ----           ----
Less distributions:
 Declared from net
   investment income         (0.23)         (0.25)
 From capital gains          (0.00)         (0.00)
 In excess of capital
   gains ...........         (0.00)         (0.00)**
                              ----           ----
Total distributions          (0.23)         (0.25)
                              ----           ----
Net asset value,
 end of period ....          $4.96          $4.92
                              ====           ====
Total return .......          5.71%          0.29%
Net assets, end of
 period (in millions)           $3             $1
Ratio of expenses to
 average net assets           1.91%          1.89%***
Ratio of net investment
 income to average
 net assets .......           4.68%          5.16%***
Portfolio turnover
 rate .............          22.37%         22.41%****

   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL HIGH INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-8-99*
                              ended        through
                            9-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $4.92          $5.16
                             -----           ----
Income (loss) from investment
 operations:
 Net investment income        0.23           0.25
 Net realized and
   unrealized gain (loss)
   on investments ..          0.04          (0.24)
                             -----           ----
Total from investment
 operations .......           0.27           0.01
                             -----           ----
Less distributions:
 Declared from net
   investment income         (0.23)         (0.25)
 From capital gains          (0.00)         (0.00)
 In excess of capital
   gains ...........         (0.00)         (0.00)**
                             -----           ----
Total distributions          (0.23)         (0.25)
                             -----           ----
Net asset value,
 end of period ....          $4.96          $4.92
                             =====           ====
Total return .......          5.74%          0.26%
Net assets, end of
 period (in millions)           $3             $1
Ratio of expenses to
 average net assets           1.84%          1.91%***
Ratio of net investment
 income to average
 net assets .......           4.72%          5.13%***
Portfolio turnover
 rate .............          22.37%         22.41%****

   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                           For the        For the
                           For the fiscal  period         period
                              year ended      from           from
                            September 30, 12-30-98*      7-1-98*
                           ---------------     to             to
                             2001   2000 9-30-99        8-25-98
                            ---------------------        -------
Net asset value,
 beginning of period         $4.92  $5.19   $5.65          $5.64
                              -----  -----  -----          -----
Income (loss) from investment
 operations:
 Net investment
   income...........          0.27   0.30    0.24           0.05
 Net realized and
   unrealized gain (loss)
   on investments ..          0.04  (0.27)  (0.33)          0.01
Total from investment         -----  -----   -----          -----
 operations .......           0.31   0.03   (0.09)          0.06
Less distributions:           -----  -----   -----          -----
 Declared from net
   investment income         (0.27) (0.30)  (0.24)         (0.05)
 From capital gains          (0.00) (0.00)  (0.13)         (0.00)
 In excess of capital
   gains ...........         (0.00) (0.00)**(0.00)**       (0.00)
                              -----  -----  -----          -----
Total distributions          (0.27) (0.30)  (0.37)         (0.05)
Net asset value, end          -----  -----  -----          -----
 of period ........          $4.96  $4.92   $5.19          $5.65
                              =====  =====  =====          =====
Total return .......           6.45%  0.97% -1.53%          1.07%
Net assets, end of
 period (000 omitted)           $2    $18      $2             $0
Ratio of expenses to
 average net assets           1.93%  1.08%   0.80%***       0.61%***
Ratio of net investment
 income to average
 net assets .......           4.72%  5.96%   5.68%***       5.99%***
Portfolio turnover
 rate .............          22.37% 22.41%  26.83%****     35.16%***
   *Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 1999.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek to provide a high level of income which is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no material impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 11,000
           From $   25 to $   50         $ 22,000
           From $   50 to $  100         $ 33,000
           From $  100 to $  200         $ 44,000
           From $  200 to $  350         $ 55,000
           From $  350 to $  550         $ 66,000
           From $  550 to $  750         $ 77,000
           From $  750 to $1,000         $ 93,500
                $1,000 and Over          $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $561,694. During the period ended September 30, 2001, W&R received $5,009 and $934 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $374,116 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $12,960, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $83,414,808, while proceeds from maturities and sales aggregated $83,453,783. Purchases of short-term securities aggregated $962,160,624, while proceeds from maturities and sales aggregated $966,949,137. No U.S. Government securities were bought or sold during the period ended September 30, 2001.

For Federal income tax purposes, cost of investments owned at September 30, 2001 was $425,064,031, resulting in net unrealized depreciation of $7,473,518, of which $13,815,677 related to appreciated securities and $21,289,195 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $6,187,770 during the fiscal year ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $10,252,027, which have been deferred to the fiscal year ending September 30, 2002. In addition, during the year ended September 30, 2001, the Fund recognized post-October losses of $5,283,963 that had been deferred from the year ended September 30, 2000.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                          For the fiscal year
                          ended September 30,
                       --------------------------
                             2001         2000
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A ............        9,265         7,227
 Class B.............          356           256
 Class C.............          547           182
 Class Y ............          ---*            3
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A ............        3,648         4,359
 Class B.............           15             5
 Class C.............           18             4
 Class Y ............          ---*          ---*
Shares redeemed:
 Class A ............      (13,261)      (25,188)
 Class B.............          (36)          (23)
 Class C.............          (55)          (19)
 Class Y ............           (3)          ---
                             ------        ------
Increase (decrease) in
 outstanding capital
 shares..............          494       (13,194)
                             ======        ======
Value issued from sale
 of shares:
 Class A ............      $45,571      $ 35,691
 Class B.............        1,760         1,264
 Class C.............        2,689           902
 Class Y ............          ---*           16
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A ............       17,932        21,490
 Class B.............           76            27
 Class C.............           88            21
 Class Y ............          ---*          ---*
Value redeemed:
 Class A ............      (65,151)     (124,351)
 Class B.............         (179)         (112)
 Class C.............         (268)          (93)
 Class Y ............          (16)          ---
                            -------      --------
Increase (decrease) in
 outstanding capital        $2,502      $(65,145)
                            =======      ========

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund") as of September 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal High Income Fund, Inc. as of September 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
November 2, 2001

INCOME TAX INFORMATION

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2001:

                    PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
          --------------------------------------------------------
                     For Individuals          For Corporations
             ----------------------------------------------------------
 Record      OrdinaryLong-Term   Exempt      Non-  Long-Term   Exempt
  Date         IncomeCapital GainInterestQualifyingCapital GainInterest
-------       ---------------------------------------------------------
                              Class A, B, C and Y
October 2000  through
 December  2000 4.5987%  ---%   95.4013%   4.5987%    ---%     95.4013%
January 2001
 through
 September
 2001          3.5882%   ---%   96.4118%   3.5882%    ---%     96.4118%

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The actual taxable amount of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.




DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Mark J. Otterstrom, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1014A(9-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.